UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 30, 2006

DOCUMENT SCIENCES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-20981	33-0485994
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5958 Priestly Drive Carlsbad, California	92008
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 602-1400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The Current Report on Form 8-K of Document Sciences Corporation, as filed with the Securities and Exchange Commission on April 3, 2006 is hereby amended by this Amendment No. 1 on Form 8-K/A to correct the item number under which the transcript of the Company’s 2005 year end earnings conference call was previously reported from Item 4.02 to Item 2.02. The disclosure itself and the remainder of report as originally filed remain unchanged.

Item 2.02.	Results of Operations and Financial Condition.

On March 30, 2006, Document Sciences Corporation (the “Company”) filed a press release to report its financial results for the year and fourth fiscal quarter of 2005 and held a conference call on March 30, 2006 to address such results. This Current Report on Form 8-K is filed to attach a copy of the transcript from the Company’s earnings conference call which is attached as Exhibit 99.1 hereto.

The information in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits:

The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit
99.1	Transcript of the 2005 year end earnings conference call.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2006

DOCUMENT SCIENCES CORPORATION

By:	/s/ JOHN L. MCGANNON
Name:	John L. McGannon
Its:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Transcript of the 2005 year end earnings conference call.

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